Exhibit 10.8
***** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

SECOND AMENDMENT TO MASTER SUBLEASE AGREEMENT

This Second Amendment to Master Sublease Agreement (this “Amendment”) is made and entered into by and between SEARS, ROEBUCK AND CO., a New York corporation and KMART CORPORATION, a Michigan corporation (as their interests may appear), each as a sublandlord (collectively, “Sublandlord”), and LANDS’ END, INC., a Delaware corporation, as the subtenant (“Subtenant”), to be effective on February 1, 2018 (the “Effective Date”).

W I T N E S S E T H
WHEREAS, Sublandlord and Subtenant previously entered into that certain Master Sublease Agreement dated as of April 4, 2014, but effective as of February 1, 2014, as amended (the “Sublease”).

WHEREAS, Sublandlord and Subtenant desire to amend the terms of the Sublease as set forth herein.

NOW, THEREFORE, pursuant to the foregoing, and in consideration of the mutual covenants and agreements contained in the Sublease and herein, the Sublease, as of the Effective Date of this Amendment, is hereby modified and amended as set out below:

1.Defined Terms. All capitalized terms used herein shall have the same meaning as defined in the Sublease, unless otherwise defined in this Amendment.

2.Recitals. The Recitals of the Lease are hereby deleted and replaced with:

“Sublandlord, pursuant to the leases set forth on Annex B (including any amendments thereto, but except to the extent no longer applicable) (each lease, a “Master Lease”), by and between Sublandlord and the applicable landlord under each Master Lease (each, a “Landlord”), desires to sublease to Subtenant, and Subtenant desires to sublease from Sublandlord that certain premises within a building, which building location is set forth on Annex A, under the column heading “Store Name” (each, a “Building”), consisting of approximately the rentable square feet opposite each Building location on Annex A under the column describing square feet (“Sq Ft”), (each, a “Subleased Premises”), upon the terms and conditions provided herein.”

3.Annex A. Annex A of the Sublease is deleted in its entirety and replaced with Annex A attached hereto.

4.Annex C. Annex C of the Sublease is deleted in its entirety and replaced with Annex C attached hereto.

5.Miscellaneous. With the exception of those terms and conditions specifically modified and amended herein, the herein referenced Sublease shall remain in full force and effect in accordance with all its terms and conditions. In the event of any conflict between the terms and provisions of this Amendment and the terms and provisions of the Sublease, the terms and provisions of this Amendment shall supersede and control.

6.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this Amendment, the parties may execute and exchange facsimile or e-mailed pdf counterparts of the signature pages and such counterparts shall serve as originals.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the dates set forth below, to be effective for all purposes, however, as of the Effective Date.

SUBLANDLORD:

SEARS, ROEBUCK AND CO., a New York corporation

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer
Date:	January 31, 2018

KMART CORPORATION, a Michigan corporation

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer
Date:	January 31, 2018

SUBTENANT:
LANDS' END, INC., a Delaware corporation

By:	/s/ James F. Gooch
Name:	James F. Gooch
Title:	Chief Operating Officer/ Chief Financial Officer
Date:	January 31, 2018

Annex A to Master Sublease Agreement dated April 4, 2014, effective as of February 1, 2018

		% Rent Location [*****] Gross Sales
Store Num	Store Name	Leased/Owned	Sq. Ft.	Rent PSF	Full Year	Monthly	Expiration Date	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Full Year	FY2019
1003	1003 SALEM	Lease	8,532	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1019	1019 PLEASANTON	Lease	8,166	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1024	1024 FALLS CHURCH	Lease	7,472	[*****]	[*****]	[*****]	11/30/2018	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1034	1034 PITTSBURGH/ROSS PARK	Lease	16,979	[*****]	[*****]	[*****]	4/13/2018	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1053	1053 SAUGUS	Lease	5,565	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1059	1059 SEATTLE/SHORELINE	Lease	6,575	[*****]	[*****]	[*****]	4/13/2018	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1062	1062 BROOKFIELD	Lease	9,484	[*****]	[*****]	[*****]	3/23/2018	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1064	1064 LANGHORNE/OXFORD VLY	Lease	8,103	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1079	1079 PORTLAND WASHINGTON SQ	Lease	14,142	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1089	1089 ANCHORAGE(SUR)	Lease	7,930	[*****]	[*****]	[*****]	4/13/2018	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1112	1112 MINNETONKA	Lease	5,712	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1122	1122 MAPLEWOOD	Lease	6,421	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1131	1131 LITTLETON DENVER	Lease	6,372	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1133	1133 LEOMINSTER	Lease	7,483	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1134	1134 MILFORD	Lease	9,130	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1148	1148 VENTURA	Lease	6,691	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1154	1154 WHITEHALL	Lease	7,401	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1156	1156 ROSEVILLE	Lease	7,565	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1163	1163 BURLINGTON	Lease	12,899	[*****]	[*****]	[*****]	4/13/2018	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1170	1170 LANSING	Lease	9,553	[*****]	[*****]	[*****]	11/30/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1185	1185 ASHEVILLE	Lease	8,263	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

1193	1193 WATERFORD	Lease	7,484	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1202	1202 BEAVERCREEK/DAYTON	Lease	7,316	[*****]	[*****]	[*****]	10/26/2018	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1213	1213 AUBURN	Lease	9,695	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1243	1243 HANOVER	Lease	15,329	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1244	1244 YORK/GALLERIA	Lease	9,706	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1254	1254 WILMINGTON	Lease	7,863	[*****]	[*****]	[*****]	4/13/2018	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1273	1273 HOLYOKE	Lease	7,635	[*****]	[*****]	[*****]	10/24/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1275	1275 ATLANTA/NORTHLAKE	Lease	7,993	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1284	1284 ALEXANDRIA	Lease	9,608	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1330	1330 EVANSVILLE	Lease	4,495	[*****]	[*****]	[*****]	4/13/2018	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1334	1334 PITTSBURGH SOUTH HILLS	Lease	7,909	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1385	1385 ATLANTA	Lease	7,587	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1388	1388 COSTA MESA	Lease	8,042	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1390	1390 ANN ARBOR	Lease	14,168	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1395	1395 KNOXVILLE WEST TOWN	Lease	7,705	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1403	1403 NATICK	Lease	14,466	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1410	1410 CANTON	Lease	8,979	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1414	1414 NANUET	Lease	7,562	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1415	1415 CLEARWATER/COUNTRYSIDE	Lease	6,012	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1424	1424 BETHESDA	Lease	11,680	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1438	1438 EL CAJON	Lease	6,511	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1454	1454 BENSALEM/CORNWELLS HTS	Lease	7,123	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1455	1455 WILMINGTON	Lease	5,047	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1464	1464 DEPTFORD	Lease	7,995	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1478	1478 SAN BRUNO	Lease	7,017	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1490	1490 TROY	Lease	9,074	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

1528	1528 SAN RAFAEL	Lease	6,922	[*****]	[*****]	[*****]	4/13/2018	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1538	1538 CITRUS HTS SUNRISE	Lease	8,827	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1560	1560 DAYTON DAYTON MALL	Lease	8,969	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1574	1574 MIDDLETOWN	Lease	8,471	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1584	1584 VICTOR	Lease	7,688	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1623	1623 CLAY (SYRACUSE)	Lease	8,542	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1645	1645 BOCA RATON	Lease	6,696	[*****]	[*****]	[*****]	4/13/2018	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1646	1646 PINEVILLE	Lease	5,894	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1658	1658 SANTA ROSA	Lease	3,871	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1674	1674 WHITE PLAINS	Lease	8,729	[*****]	[*****]	[*****]	8/31/2018	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1695	1695 ALPHARETTA	Lease	12,110	[*****]	[*****]	[*****]	10/19/2018	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1725	1725 ANNAPOLIS	Lease	12,398	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1733	1733 YONKERS	Lease	6,664	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1750	1750 ORLAND PARK	Lease	7,154	[*****]	[*****]	[*****]	4/13/2018	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1810	1810 CINCINNATI	Lease	8,305	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1830	1830 FT WAYNE	Lease	6,455	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1844	1844 COLUMBIA	Lease	7,098	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
1984	1984 BUFFALO/HAMBURG	Lease	8,118	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
2023	2023 CONCORD	Lease	6,718	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
2071	2071 CINCINNATI WESTERN HILLS	Lease	5,937	[*****]	[*****]	[*****]	4/13/2018	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
2138	2138 SANTA BARBARA	Lease	5,841	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
2173	2173 SARATOGA	Lease	6,281	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
2212	2212 CEDAR RAPIDS	Lease	4,876	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
2239	2239 VANCOUVER	Lease	4,750	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
2323	2323 HYANNIS	Lease	7,915	[*****]	[*****]	[*****]	11/30/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
2353	2353 KINGSTON	Lease	6,207	[*****]	[*****]	[*****]	4/13/2018	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

2373	2373 NO DARTMOUTH	Lease	4,076	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
2435	2435 CHARLOTTESVILLE	Lease	6,125	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
2443	2443 MANCHESTER	Lease	8,961	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
2453	2453 GLENS FALLS	Lease	5,266	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
2663	2663 NEWINGTON/PORTSMOUTH	Lease	6,938	[*****]	[*****]	[*****]	1/31/2019	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
2664	2664 FREDERICK	Lease	7,829	[*****]	[*****]	[*****]	7/31/2018	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
2694	2694 FREDERICKSBURG	Lease	5,347	[*****]	[*****]	[*****]	1/31/2020	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

	Total							[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
							Count	80	80	79	68	68	68	67	66	66	64	63	63

							Adjustment 1
							Adjustment 2
							Adjustment 3

							Revised Totals	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

ANNEX C

PERCENTAGE RENT

Commencing on February 1, 2018, with respect to the Subleased Premises listed below (the “Contingent Rent Locations”), Subtenant shall pay as Rent the greater of (i) the Rent set forth on Annex A or (ii) [*****] of Subtenant’s Gross Sales for each applicable location as described on this Annex C. With respect to each Contingent Rent Location, Subtenant shall pay to Sublandlord each month throughout the Term the Rent set forth on Annex A, subject to reconciliation as set forth below.

Contingent Rent Locations:

The locations as indicated on Annex A.

With respect to each Contingent Rent Location, the term “Gross Sales”, shall mean all cash, check, charge account or credit sales of Subtenant’s merchandise (excluding sales of gift cards until time of redemption) made in or from the applicable Subleased Premises, and sales or service by any sublessee, assignee, concessionaire or licensee in such Subleased Premises, as determined in accordance with GAAP, as amended, after deductions for refunds and merchandise returned by customers. No deduction shall be allowed for uncollected or uncollectible credit accounts. Gross Sales shall not include (i) any sums collected and paid out for any sales or excise tax imposed by any duly constituted governmental authority, (ii) the exchange of merchandise between the stores of Subtenant, if any, where such exchanges of goods or merchandise are made solely for the convenient operation of the business of Subtenant and not for the purpose of consummating a sale which has theretofore been made at, in, from or upon the applicable Subleased Premises, and/or for the purpose of depriving Sublandlord of the benefit of a sale which otherwise would be made at, in, from or upon such Subleased Premises, (iii) the amount of returns to shippers or manufacturers, (iv) the amount of any cash or credit refund made upon any sale where the merchandise sold, or some part thereof, is thereafter returned by the customer and accepted by Subtenant, (v) receipts from customers for carrying charges or other credit charges, or (vi) the sale of fixtures after their use in the conduct of business in such Subleased Premises.

Within thirty (30) days after the close of each fiscal year, Subtenant shall, for each Contingent Rent Location, deliver to Sublandlord a statement of Gross Sales for each such fiscal year showing the Gross Sales made during such fiscal year, certified by a duly qualified officer of Subtenant as being true, complete and correct. For any Contingent Rent Location at which the calculation of [*****] of Subtenant’s Gross Sales (the “Percentage Rent Payment”) is greater than the amount of Rent which was paid for such location pursuant to Annex A, Subtenant’s statement of Gross Sales shall also be accompanied by a payment of the difference between the Percentage Rent Payment and the Rent which was paid pursuant to Annex A.

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.